UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

Culp, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. English Rd 5th Floor
High Point, North Carolina		27262
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 889-5161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.05 per share	CULP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Transfer of Stock Exchange Listing to Nasdaq

On February 23, 2026, Culp, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, notified the New York Stock Exchange (“NYSE”) of its intention to voluntarily withdraw the listing of the Company’s common stock, par value $0.05 per share (the “Common Stock”), from the NYSE and transfer the listing to The Nasdaq Stock Market LLC (“Nasdaq”). The Company expects that listing and trading of its Common Stock on the NYSE will end at market close on March 5, 2026, and that trading will begin on Nasdaq at market open on March 6, 2026.

The Common Stock has been approved for listing on Nasdaq, where it will continue to trade under the stock symbol “CULP.”

Item 7.01 Regulation FD Disclosure.

The Company issued the news release attached hereto as Exhibit 99.1 in connection with the transfer of the listing of the Common Stock to Nasdaq.

The information contained in Item 7.01 of this Report and in Exhibit 99.1 to this Report shall not be deemed “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

Certain matters contained in this Current Report concerning the transfer of the Company’s stock listing constitute forward-looking statements and are based upon management's expectations and beliefs concerning future events impacting the Company. In addition, many factors outside the Company’s control, including risks related to any delays in the timing for implementing the transfer, potential market disruptions with respect to the trading of the Common Stock and potential impacts on the Company’s business or operations as it implements the transfer, could have a material adverse effect on the Company and on the trading price of the Common Stock.

There can be no assurance that these future events will occur as anticipated or that the Company’s outcomes will be as expected. Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update them. Please refer to the cautionary statements set forth in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission for other factors that could affect our business or the impacts of this listing exchange transfer.

Item 9.01 Financial Statements and Exhibits.

99.1    News release issued by Culp, Inc. on February 23, 2026.

104    The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 23, 2026	By:	/s/ Justin M. Grow
Justin M. Grow, V.P. & General Counsel